U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 9, 2022

SUNSHINE BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Colorado	000-52898	20-5566275
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

6500 Trans-Canada Highway

4th Floor

Pointe-Claire, Quebec, Canada H9R0A5

(Address of principal executive offices)

(514) 426-6161

(Issuer’s Telephone Number)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective February 9, 2022, we engaged in a reverse stock split whereby one share of our Common Stock was issued in exchange for 200 shares.

As part of the process of adopting this reverse stock split we filed an Amendment to our Articles of Incorporation with the Colorado Secretary of State on February 8, 2022, a copy of which is attached hereto as Exhibit 3.7 and which is incorporated herein as if set forth. This action was taken pursuant to the affirmative vote of our Board of Directors and shareholders who hold over a majority of our issued and outstanding voting securities.

Item 9.01	Financial Statements and Exhibits

(b) Exhibits.

Number	Exhibit
3.7	Amendment to Articles of Incorporation re-establishing capitalization following reverse stock split
104	Cover Page Interactive Data File (formatted in iXBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2022	SUNSHINE BIOPHARMA, INC.
(Registrant)

By: /s/ Dr. Steve N. Slilaty
Dr. Steve N. Slilaty, Chief Executive Officer

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